U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 11, 2004

                       COMMISSION FILE NUMBER: 000 32141


                               Nutra Pharma Corp.
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


California                                                 91-2021600
---------------------------------------             -----------------------
(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
 or organization)


4001 NW 73rd Way
Coral Springs, Florida                                       33065
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(Address of principal executive offices)                   (Zip Code)


                 Registrant's telephone number: (954) 509-0911


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

On March 11, 2004, the Registrant engaged the firm of Eisner, LLP, 750 Third Avenue, New York, NY, as its new principal independent auditor to audit the Registrant's financial statements.


                                   SIGNATURES
                              -------------------

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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Dated: March 11, 2004

Nutra Pharma Corp.


/s/ Rik Deitsch
---------------------------
By: Rik Deitsch
Its: Chief Executive Office
     and Chief Financial Officer


                                 CERTIFICATION
                            -----------------------
In connection with the current report of Nutra Pharma Corp. ("Company") on Form 8-K, dated March 11, 2004, as filed with the Securities and Exchange Commission on the date hereof, Rik Deitsch certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.



Dated: March 11, 2004                  /s/  Rik Deitsch
                                           ----------------------------
                                       By:  Rik Deitsch
                                       Its: Chief Executive Officer,
                                            And Chief Financial Officer


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